UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 12, 2009

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        To the extent the entry by Harley-Davidson Financial Services, Inc. (“HDFS”), a subsidiary of Harley-Davidson, Inc. (the “Company”), into the securitization transaction described in Item 8.01 has resulted in the Company becoming obligated on a direct financial obligation that is material to the Company, the text of Item 8.01 is incorporated by reference herein.

Item 8.01.	Other Events.

        On May 12, 2009, HDFS entered into an asset-backed securitization transaction in which its subsidiary, Harley-Davidson Customer Funding Corp. (“HDCFC”), sold for legal purposes $641 million in U.S. retail motorcycle loans to a Special Purpose Entity (“SPE”) which in turn issued $500 million of secured debt to investors. The structure of this transaction is such that the transfer of the U.S. retail motorcycle loans did not meet the criteria required for the transaction to qualify for accounting sale treatment in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” The assets and liabilities of the SPE will be consolidated in the financial statements of the Company as the Company is the primary and sole beneficiary of the SPE; the securitized U.S. retail motorcycle loans will continue to be included on the Company’s balance sheet, and the resulting secured borrowings will be included in debt on the Company’s balance sheet. There is no amortization schedule as such for this debt; however, the debt is reduced monthly as available collections, as defined by the indenture relating to the debt, on the related U.S. retail motorcycle loans are applied to outstanding principal, with the outstanding balances due by the final scheduled date for each class of secured debt, which dates range from May 2010 to January 2017.

        As part of this asset-backed securitization transaction, the SPE also issued to HDCFC a class of certificates totaling $141 million that represent fractional, undivided, subordinated interests in the SPE and do not bear interest.

        This transaction did not qualify for accounting sale treatment because the structure of the transaction includes some differences relative to the structure for HDFS’ prior securitization transactions, including the fact that the SPE has the ability to enter into derivative transactions. The Company will continue to review its asset-backed securitization funding plans, including the structure of future securitization transactions. The Company’s present intention is to structure future asset-backed securitization transactions of available U.S. retail motorcycle loans in a manner that will meet the criteria required for accounting sale treatment.

        On the closing date for this transaction, the debt sold to investors in the transaction was “eligible collateral” under and as defined in the Term Asset-Backed Securities Loan Facility, or “TALF”, established by the Federal Reserve Bank of New York.  HDCFC, as Sponsor and Depositor, and Harley-Davidson Motorcycle Trust 2009-1, as issuing entity, filed a Current Report on Form 8-K, dated May 12, 2009 (Commission File Number 333-157910-01), that includes additional details relating to this transaction.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

(4.1)	Trust Agreement dated as of April 15, 2009 between Harley-Davidson Customer Funding Corp. (“HDCFC”) and Wilmington Trust Company

(4.2)	Indenture dated as of May 1, 2009 between the Harley-Davidson Motorcycle Trust 2009-1 (the “Trust”) and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: May 15, 2009	By: /s/ Tonit M. Calaway
Tonit M. Calaway
Assistant Secretary

HARLEY-DAVIDSON, INC.
Exhibit Index to Current Report on Form 8-K
Dated May 12, 2009

Exhibit
Number

(4.1)	Trust Agreement dated as of April 15, 2009 between Harley-Davidson Customer Funding Corp. (“HDCFC”) and Wilmington Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Harley-Davidson Customer Funding Corp., as Sponsor and Depositor, and Harley-Davidson Motorcycle Trust 2009-1, as issuing entity, dated May 12, 2009 (Commission File Number 333-157910-01))

(4.2)	Indenture dated as of May 1, 2009 between the Harley-Davidson Motorcycle Trust 2009-1 (the “Trust”) and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”) (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Harley-Davidson Customer Funding Corp., as Sponsor and Depositor, and Harley-Davidson Motorcycle Trust 2009-1, as issuing entity, dated May 12, 2009 (Commission File Number 333-157910-01))